                                                               EXHIBIT (a)(1)(B)

                            ADS LETTER OF TRANSMITTAL
                      TO TENDER AMERICAN DEPOSITARY SHARES

                                       OF

                           DELTA GALIL INDUSTRIES LTD.

                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 25, 2002


          ----------------------------------------------------------
               THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS
                              EXPIRE AT 5:00 P.M.,
            NEW YORK CITY TIME, ON MONDAY, DECEMBER 23, 2002 UNLESS
                             THE OFFER IS EXTENDED
          ----------------------------------------------------------


                   THE U.S. RECEIVING AGENT FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.


BY MAIL:                           BY FACSIMILE TRANSMISSION:           BY OVERNIGHT COURIER:

Alpine Fiduciary Services, Inc.           201-559-1162                Alpine Fiduciary Services
c/o Georgeson Shareholder                                                 111 Commerce Road
P.O. Box 2065                                                            Carlstadt, NJ 07072
South Hackensack, NJ 07606                                            Attn: Reorganization Dept.

               PLEASE READ THE ENTIRE ADS LETTER OF TRANSMITTAL,
               INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE U.S. RECEIVING AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE U.S. RECEIVING AGENT.

This ADS Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by Georgeson Shareholder Services (the "U.S. RECEIVING AGENT") at its facility (the "BOOK-ENTRY TRANSFER FACILITY") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Shareholders whose Shares certificates are not immediately available, who cannot deliver certificates and any other documents required to the U.S. Receiving Agent by the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer prior to the Expiration Date must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. (See Instruction 2.)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE U.S. RECEIVING AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: ____________________________________________

     Check Box of Book-Entry Transfer Facility:

     (CHECK ONE)

     [ ] DTC
     [ ] MSTC
     [ ] PSDTC
     [ ] PDTC

     Account Number: __________________  Transaction Code Number:_______________


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. RECEIVING AGENT AND COMPLETE THE FOLLOWING (please include a photocopy of such Notice of Guaranteed Delivery):

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice Guaranteed Delivery: __________________________

     Name of Institution which Guaranteed Delivery: ____________________________

     If Delivered by Book-Entry Transfer, Check Box of Book-Entry Transfer Facility and Provide the Account Number and Transaction Code Number:

     (check one)

     [ ] DTC
     [ ] MSTC
     [ ] PSDTC
     [ ] PDTC

     Account Number: __________________  Transaction Code Number:_______________


------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
---------------------------------------------------- -------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED
      HOLDER(S)(PLEASE FILL IN, IF BLANK)                        SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                                            (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
---------------------------------------------------- -------------------------------------------------------------------

                                                                               TOTAL NUMBER OF
                                                                                   SHARES
                                                       SHARE CERTIFICATE         REPRESENTED       NUMBER OF  SHARES
                                                         NUMBER(S) (1)        BY CERTIFCATE(S)          TENDERED (2)
                                                     ---------------------- ---------------------- ---------------------

                                                     ---------------------- ---------------------- ---------------------

                                                     ---------------------- ---------------------- ---------------------

                                                     ---------------------- ---------------------- ---------------------

                                                     ---------------------- ---------------------- ---------------------

                                                     ---------------------- ---------------------- ---------------------

---------------------------------------------------- ---------------------- ---------------------- ---------------------
               TOTAL SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------

(1)  Need not be completed by stockholders who deliver Shares by book-entry transfer ("Book-Entry Stockholders")

(2)  Unless otherwise indicated, all Shares represented by certificates delivered to the U.S. Receiving Agent will be deemed to have been tendered. See Instruction 4.

    CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION 14

------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. (3) (Attach additional signed list if necessary.) (See Instruction 13.)

         1st:
         2nd:
         3rd:
         4th:
         5th:

--------------------------------------------------------------------------------

 Ladies and Gentlemen:

The undersigned hereby tenders to Delta Galil Industries Ltd., a company organized under the laws of the State of Israel ("DELTA" or the "COMPANY"), the above-described American Depositary Shares ("ADSs" or the "SHARES") each representing one Ordinary Share of the Company, par value NIS 1.00 per share at the price per Share of $11.00, net to the seller in cash ("PURCHASE PRICE"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 25, 2002 (the "OFFER TO PURCHASE") and in this ADS Letter of Transmittal (which together constitute the "OFFER"), receipt of which is hereby acknowledged.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the U.S. Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the U.S. Receiving Agent, as the undersigned's agent, of the Purchase Price with respect to such Shares;

(ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the U.S. Receiving Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this ADS Letter of Transmittal.

The undersigned understands that the Company will purchase 565,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration. See Section 1 of the Offer to Purchase.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                  SHARES ARE BEING TENDERED AT $11.00 PER SHARE


SPECIAL PAYMENT INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)                 (SEE INSTRUCTIONS 6 AND 8)

To be completed ONLY if the check for the        To be completed ONLY if the check for Purchase
aggregate Purchase Price of Shares purchased     Price of Shares purchased and/or certificates for
and certificates for Shares not tendered or      Shares not tendered or not purchased are to be
not purchased are to be issued in the name       mailed to someone other than the undersigned or to
of someone other than the undersigned.           the undersigned at an address other than that shown
                                                 below the undersigned's signature(s).

Issue  [ ] check and/or [ ] certificate(s) to:   Issue   [ ] check and/or [ ] certificate(s) to:

Name:                                            Name:

  --------------------------------------------     -----------------------------------------------
           (PLEASE PRINT)                                   (PLEASE PRINT)

Address:                                         Address:

  ----------------------------------               ----------------------------------

  ----------------------------------               ----------------------------------

  ----------------------------------               ----------------------------------
          (Including Zip Code)                             (Including Zip Code)

                                    IMPORTANT
                                PLEASE SIGN HERE
                      (To be completed by all Shareholders)

Signature(s) of
Shareholder(s):________________________________________________________________

               ________________________________________________________________

Dated:_________________________, 2002

Name(s):_______________________________________________________________________

        _______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title):____________________________________________________

Address:__________________________________________________________________

        __________________________________________________________________

        __________________________________________________________________
                                    (INCLUDE ZIP CODE)


Area Code and Telephone No.: __________________________________________________
                                          (HOME)

                             __________________________________________________
                                          (BUSINESS)

Tax Identification or Social Security No: _____________________________________
                                       (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Firm Name:_____________________________________________________________________
                                 (PLEASE PRINT)

Authorized Signature:__________________________________________________________

Title:_________________________________________________________________________

Address:_______________________________________________________________________

        _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: _______________________________________________

Dated:_____________________, 2002

                                     PAYER'S NAME: DELTA GALIL INDUSTRIES LTD.

----------------------------- --------------------------------------------------- -----------------------------------
SUBSTITUTE                    PART I: TAXPAYER IDENTIFICATION NUMBER (TIN)        ___________________
FORM W-9                      Enter your TIN in the appropriate box. For most     Social Security Number
                              individuals and sole proprietors, this is
                              your social security number. For other entities,               OR
                              it is your employer identification number (EIN).
                              If you do not have a number, see "how to obtain a   _________________________________
                              TIN" in the enclosed guidelines.                    Employer Identification Number
                              ---------------------------------------------------------------------------------------
                              PART II:  FOR PAYEES EXEMPT FROM
                              BACKUP WITHHOLDING (SEE INSTRUCTIONS)_______________________________
Department of the Treasury
Internal Revenue Service      PART III: CERTIFICATION:  Under penalties of perjury, I certify that:
Request for Taxpayer
Identification Number         1.  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                              2.  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
                                  that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup with-holding; and

                              3.  I am a U.S. person (including a U.S. resident alien).

                              ---------------------------------------------------------------------------------------
                              CERTIFICATION INSTRUCTIONS - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See enclosed guidelines.)
                                                                                           --------------------------
                                                                                            PART IV: Awaiting TIN [ ]
                                                                                           --------------------------

                               SIGN HERE
                               SIGNATURE:_______________________________________________  DATE:______________________

----------------------------- ---------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                      PART IV OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

SIGNATURE: _________________________________  DATE:________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURE GUARANTEE. All signatures on this ADS Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined below), unless
(i) this ADS Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal, or (ii) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the NASD, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States (each such entity, an "Eligible Institution"). (See Instruction 6.)

2. DELIVERY OF ADS LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This ADS Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the U.S. Receiving Agent's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this ADS Letter of Transmittal, must be received by the U.S. Receiving Agent at its address set forth on the front page of this ADS Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the U.S. Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

Shareholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the U.S. Receiving Agent, or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) along with a properly completed and duly executed ADS Letter of Transmittal must be received by the U.S. Receiving Agent prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the U.S. Receiving Agent's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed ADS Letter of Transmittal (or facsimile thereof) and any other documents required by this ADS Letter of Transmittal, must be received by the U.S. Receiving Agent within three Nasdaq Stock Market trading days after the date the U.S. Receiving Agent receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE ADS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. RECEIVING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLTY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative or contingent tenders will be accepted. By executing this ADS Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and the number of Shares should be listed on a separate signed schedule and attached to this ADS Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the U.S. Receiving Agent are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this ADS Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the U.S. Receiving Agent will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON ADS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this ADS Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this ADS Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). In such case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. (See Instruction 1.)

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. (See Instruction 1.)

If this ADS Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES. Except as otherwise specified herein, the Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. (See Section 5 of the Offer to Purchase.) EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this ADS Letter of Transmittal, or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this ADS Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and "Special Delivery Instructions" on this ADS Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

8. ODD LOTS. There is no special provision for odd lots in this Offer. Odd lots will be treated in the same manner as round lots.

9. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, the applicable withholding rate of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the U.S. Receiving Agent and certifies that such number is correct. Therefore, each tendering shareholder must complete and sign the Substitute Form W-9 included as part of this ADS Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the U.S. Receiving Agent that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, certify that such Shareholder is not subject to backup withholding in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions. In order for a foreign shareholder to qualify as an exempt recipient, a foreign shareholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Form W-8 may be obtained from the U.S. Receiving Agent.

10. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the U.S. Receiving Agent will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or its agent unless (A) the U.S. Receiving Agent determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States or (B) the foreign shareholder establishes to the satisfaction of the Company and the U.S. Receiving Agent that the sale of Shares by such foreign shareholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 13 of the Offer to Purchase). For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the

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laws of the United States, any State or any political subdivision thereof, (iii)
an estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the U.S. Receiving Agent a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the U.S. Receiving Agent a properly completed IRS Form 4224. The U.S. Receiving
Agent will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form
4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign shareholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the U.S. Receiving Agent or the Company at its address and telephone number below. Requests for additional copies of the Offer to Purchase, this ADS Letter of Transmittal or other tender offer materials may be directed to the U.S. Receiving Agent or the Company, and such copies will be furnished promptly at the Company's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the U.S. Receiving Agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

13. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. (See Sections 1 and 13 of the Offer to Purchase.)

14. LOST CERTIFICATES. If the certificate(s) which a registered holder (or transferee) wants to surrender has been lost or destroyed, that fact should be indicated on the face of this ADS Letter of Transmittal which should then be delivered to the Exchange Agent after being otherwise properly completed and duly executed. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to effectively replace such lost or destroyed certificate(s).

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